UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       THE TRACKER CORPORATION OF AMERICA
                (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2) Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4) Proposed maximum aggregate value of transaction:

         (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:

         (2) Form, Schedule or Registration Statement No.:

         (3) Filing Party:

         (4) Date Filed:

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                       THE TRACKER CORPORATION OF AMERICA
                           860 Denison Street, Unit 7
                            Markham, Ontario L3R 4H1

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                                ___________, 2004


To Our Stockholders:

The Special Meeting of Stockholders of The Tracker Corporation of America, a Delaware corporation (the "Company"), will be held at the offices of ___________________________, on _____, ________, 2004, at ________, local time, for the following purposes:

         1. To approve a 500 for one reverse split of the Company's common stock.

         2. To approve an amendment to Article Fourth to the Company's Certificate of Incorporation to decrease the number of authorized shares of Common Stock from 2,000,000,000 to 25,000,000 shares.

         3. To approve an amendment to Article Fourth to the Company's Certificate of Incorporation to repeal the designations of the Class B Voting Stock and Series A and Series B Preferred Stock.

         4. To approve an amendment to the Company's Certificate of Incorporation to change the name of the Company to Hat Trick Networks, Inc.

         5. To consider and act upon a proposal to amend the Company's Certificate of Incorporation to eliminate the provisions of Article Sixth requiring the division of directors into classes.

         6. To consider and act upon a proposal to amend the Company's Certificate of Incorporation to repeal the provisions of Article Sixth requiring a super-majority vote of stockholders to remove directors.

         7. To consider and act upon a proposal to amend the Company's Certificate of Incorporation to repeal the provisions of Article Eighth relating to business combinations.

         8. To consider and act upon a proposal to amend the Company's Certificate of Incorporation to repeal the provisions of Article Ninth requiring action by written consent by stockholders to be unanimous.

         9. To consider and act upon a proposal to amend the Company's Certificate of Incorporation to repeal Article Eleventh requiring a super-majority vote of stockholders to approve certain amendments to the Certificate of Incorporation.

         10. To transact such other business as may properly come before the Special Meeting and at any adjournment thereof.

The Proxy Statement and form of proxy accompanying this notice are being mailed to stockholders on or about ____________, 2004. Only stockholders of record at the close of business on ___________, 2004 are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement.

Your attention is directed to the Proxy Statement accompanying this notice for a more complete statement regarding the matters to be acted upon at the Special Meeting.

If you do not plan to attend the Special Meeting in person, you are requested to complete, sign, and date the enclosed proxy and return it promptly in the enclosed addressed envelope, which requires no postage if mailed in the United States.

By order of the Board of Directors

Jay Stulberg, President

 _____________, 2004


YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED SELF-ADDRESSED, STAMPED ENVELOPE.

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

                       THE TRACKER CORPORATION OF AMERICA

                                 PROXY STATEMENT
                                       FOR
                         SPECIAL MEETING OF STOCKHOLDERS

                                __________, 2004


This Proxy Statement is furnished to the stockholders of The Tracker Corporation of America, a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors for use at the Special Meeting of stockholders of the Company to be held on ___________, 2004 (the "Special Meeting"), and at any adjournment thereof. A copy of the notice of meeting accompanies this Proxy Statement. It is anticipated that the mailing of this Proxy Statement will commence on or about ____________, 2004.

Matters To Be Considered

The following matters and proposals are to be considered and acted upon at the Special Meeting: (i) to approve a 500 for one reverse split of the Company's common stock; (ii) to approve an amendment to the Company's Certificate of Incorporation to decrease the number of authorized shares of Common Stock from 2,000,000,000 to 25,000,000 shares; (iii) to approve an amendment to the Company's Certificate of Incorporation to repeal the designations of the Class B Voting Stock and Series A and Series B Preferred Stock; (iv) to approve an amendment to the Company's Certificate of Incorporation to change the name of the Company to Hat Trick Networks, Inc.; (v) to approve an amendment to the Company's Certificate of Incorporation to repeal the provisions requiring the division of directors into classes; (vi) to approve an amendment to the Company's Certificate of Incorporation to repeal the provisions requiring a super-majority vote of stockholders to remove directors; (vii) to approve an amendment to the Company's Certificate of Incorporation to repeal the provisions relating to business combinations; (viii) to approve an amendment to the Company's Certificate of Incorporation to repeal the provisions requiring action by written consent by stockholders to be unanimous; (ix) to approve an amendment to the Company's Certificate of Incorporation to repeal the provisions requiring a super-majority vote of stockholders to approve certain amendments to the Company's Certificate of Incorporation and Bylaws; and (x) to transact such other business as may properly come before the Special Meeting and at any adjournment thereof.

The Board of Directors does not know of any other matter that is expected to be presented for consideration at the Special Meeting, however, if other matters properly come before the Special Meeting, the persons named in the accompanying proxy intend to vote on those matters in accordance with their judgment.

Record Date And Outstanding Stock

Only stockholders of record at the close of business on ______________, 2004, the record date for the Special Meeting, will be entitled to notice of and to vote at the Special Meeting. On the record date, the Company had outstanding 1,891,872,407 shares of Common Stock, which are the only securities of the Company entitled to vote at the Special Meeting, each share being entitled to one vote.

Proxies

Solicitation. Solicitation of proxies is being made by management at the direction of the Board of Directors, without additional compensation, through the mail, in person or by telephone. The cost of such solicitation will be borne by the Company. In addition, the Company will request brokers and other custodians, nominees and fiduciaries to forward proxy-soliciting material to the beneficial owners of Common Stock held of record by such persons, and the Company will reimburse them for their reasonable expenses in so doing.

Revocation. The execution of a proxy does not affect the right to vote in person at the Special Meeting. A proxy may be revoked by the person giving it at any time before it has been voted at the Special Meeting by submitting a later dated proxy or by giving written notice to the Secretary of the Company. Unless a proxy is revoked or there is a direction to abstain on one or more proposals, it will be voted on each proposal and, if a choice is made with respect to any matter to be acted upon, in accordance with such choice. If no choice is specified, the proxy will be voted as recommended by our Board of Directors.

Signatures In Certain Cases. If a stockholder is a corporation, the enclosed proxy should be signed in its corporate name by an authorized officer and his or her title should be indicated. If shares are registered in the name of two or more trustees or other persons, the proxy must be signed by a majority of them. If shares are registered in the name of a decedent, the proxy should be signed by the executor or administrator, and his or her title as such should follow the signature.

Quorum And Voting

A majority of the outstanding shares of Common Stock entitled to vote on the record date for the Special Meeting, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the Special Meeting. If less than a quorum is present at the Special Meeting, the presiding officer or a majority in interest of the stockholders present may adjourn the meeting from time to time and the meeting may be held as adjourned without further notice, except as provided in the Company's Bylaws. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but are not treated as a vote cast on any matter.

As long as a quorum is present in person or by proxy at the Special Meeting, The affirmative vote of at least two-thirds of the outstanding shares of Common Stock entitled to vote at the Special Meeting will be required to approve the proposals to: (i) effect the reverse split of the Company's common stock; (ii) amend the Certificate of Incorporation to decrease the number of authorized shares of Common Stock ; (iii) amend the Certificate of Incorporation to repeal the designations of the Class B Voting Stock and Series A and Series B Preferred Stock; (iv) amend the Certificate of Incorporation to repeal the provisions requiring the division of directors into classes; (v) amend the Certificate of Incorporation to repeal the provisions requiring a super-majority vote of stockholders to remove directors; (vi) amend the Certificate of Incorporation to repeal the provisions relating to business combinations; (vii) amend the Certificate of Incorporation to repeal the provisions requiring action by written consent by stockholders to be unanimous; and (viii) to approve an amendment to the Company's Certificate of Incorporation to repeal the provisions requiring a super-majority vote of stockholders to approve certain amendments to the Company's Certificate of Incorporation and Bylaws. The affirmative vote of at least a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting will be required to approve the proposal to amend the Company's Certificate of Incorporation to change the name of the Company. Both abstentions and broker non-votes are not affirmative votes and, therefore, will have the same effect as votes against all of the proposals described above.

SovCap Equity Partners, Ltd, the holder of approximately 77% of our common stock outstanding and entitled to vote at the Special Meeting, has indicated that it intends to vote in favor of each of these proposals. If SovCap votes as intended, passage of each of the above proposals is assured.

          Proposal to Amendment to the Certificate of Incorporation to
                    Effect a 500 for One Reverse Stock Split
                                 (Proposal One)

General

The Board of Directors has adopted, subject to stockholder approval, an amendment to our Certificate of Incorporation to effect a 500-for 1 reverse split of the issued and outstanding shares of Common Stock. The reverse stock split would combine each 500 shares of outstanding Common Stock into one share of Common Stock, thus reducing the number of outstanding shares. As a result, the number of shares of our Common Stock owned by each stockholder would be reduced in the same proportion as the reduction in the total number of shares outstanding, so the percentage of the outstanding shares owned by each stockholder would remain unchanged.

If this proposal is approved, Article Fourth of the current Certificate of Incorporation will be amended to add the following paragraph:

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

         "Upon the filing (the "Effective Date") of this Amended and Restated Certificate of Incorporation, each 500 shares of the Common Stock issued and outstanding as of the date and time immediately preceding the Effective Date, shall be automatically changed and reclassified, as of the Effective Date and without further action, into one (1) fully paid and nonassessable share of Common Stock. There shall be no fractional shares issued. A holder of record of Common Stock on the Effective Date who would otherwise be entitled to a fraction of a share shall, in lieu thereof, be entitled to receive a cash payment in an amount equal to the fraction to which the stockholder would otherwise be entitled multiplied by the average last sale price of shares of Common Stock for the 20 trading days immediately prior to the Effective Date or, if no sale takes place on those days, the average of the bid and asked prices for those day in the over-the-counter market as reported by the Pink Sheets LLC or such other readily available electronic quotation service or if such information is not readily available on such days, the fair market value as determined by the Board of Directors it is sole discretion"

Reasons for the Reverse Stock Split

If the reverse stock split is approved, it would have the following effects:

         o the number of issued and outstanding shares of Common Stock would be reduced by the 500-to-1 ratio;

         o proportionate adjustments would be made to the per share exercise price and the number of shares issuable upon the exercise of all outstanding options and warrants entitling the holders hereof to purchase shares of Common Stock, which will result in approximately the same aggregate price being required to be paid in cash for such options or warrants upon exercise of such options and warrants immediately preceding the effectiveness of the reverse stock split;

         o the number of shares reserved for issuance under the Company's existing stock option plans will be proportionately reduced to reflect the 500-to-1 ratio.

The reverse stock split will not affect the par value of our Common Stock. The reverse stock split also will not change the proportionate equity interests of our stockholders, or the voting and other rights of stockholders, except for possible immaterial changes due to fractional shares as described below. Our issued Common Stock will remain fully paid and non-assessable. We currently have 437 holders of record and in excess of 1,800 beneficially holders. We intend to continue to remain subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

Effect of the Reverse Stock Split On the Authorized But Unissued Shares of Common Stock

Upon effectiveness of the reverse stock split, the number of authorized shares of Common Stock that are not issued or outstanding would increase to reflect the 500-to-1 decrease in the issued and outstanding shares. As a result of the reverse stock split, the number of authorized shares of Common Stock remaining available for issuance would increase from approximately 108,000,000 shares to approximately 1,983,000,000 shares; although if the proposal to decrease our authorized number of common shares is adopted (See proposal #2), the number of remaining shares would decrease to approximately 20,000,000 shares. The additional authorized shares of Common Stock will be used for the issuance to SovCap of 444,096,872 (or 888,194 post split-adjusted) shares of Common Stock that SovCap has the right to receive pursuant to a previously submitted exercise of warrants but which it has agreed could be issued at a future date as we did not have a sufficient number of shares available. Although the increase in the number of remaining authorized but unissued shares resulting from the reverse stock split could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances which would dilute the stock ownership of a person seeking to effect a change in the composition of our Board or contemplating a tender offer or other transaction for the combination of our Company with another company), the reverse stock split is not being proposed in response to any effort of which we are aware to accumulate shares of Common Stock or obtain control of the Company and also is not part of a plan by management to recommend a series of similar amendments to our Board and stockholders. In addition, as noted above, we also are proposing to decrease the number of authorized

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shares of common stock, which also would decrease the number of shares available for issuance. Other than the reverse stock split proposal and the proposal to decrease the authorized number of shares of common stock, the Board does not currently contemplate recommending the adoption of any other amendments to our Certificate of Incorporation that could be construed as adversely effecting the ability of third parties to take over or change control of the Company. However, we are proposing to eliminate a number of provisions in our Certificate of Incorporation which had served as anti-takeover devices.

Potential Disadvantages to the Reverse Stock Split

Generally, a reduction of outstanding shares of Common Stock in a reverse stock split results in a proportionate increase in the market price of the Common Stock. We cannot assure you, however, that the reverse stock split in the Company's Common Stock will increase the market price of the Common Stock equal to the 500-to-1 ratio of the reverse stock split. We also cannot assure you that the market price of our Common Stock immediately after the effective date of the proposed reverse stock split will be maintained for any period of time or that the ratio of post- and pre-split shares will remain the same after the reverse stock split is effected or that the reverse stock split will not have an adverse effect on our stock price due to the reduced number of shares outstanding after the reverse stock split. A reverse stock split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share price does not increase proportionately as a result of the reverse stock split, then our overall market capitalization will be reduced.

Fractional Shares

Implementation of the reverse stock split would result in some stockholders owning fractional shares of Common Stock. For example, following a 500-to-1 reverse stock split, a holder of 2,500 shares would hold five shares. All shares of Common Stock held by a stockholder after the reverse stock split will be aggregated and a certificate for the number of whole shares after the aggregation will be issued to the stockholder. Stockholders that would otherwise be entitled to receive a fractional share of our Common Stock as a consequence of the reverse stock split will receive instead a cash amount, without interest, determined by multiplying (i) the fractional share interest to which the holder would otherwise be entitled by (ii) the average closing sale price of shares of Common Stock (on a post-split basis) for the 20 trading days immediately prior to the effective date of the reverse stock split or, if no sale takes place on those days, the average of the bid and asked prices for those day in the over-the-counter market as reported by the Pink Sheets LLC or such other readily available electronic quotation service or if such information is not readily available on such days, the fair market value as determined by the Board of Directors it is sole discretion.

Each stockholder that owns 500 shares or more of our Common Stock prior to the reverse stock split would continue to own one or more shares after the reverse stock split and would continue to share in our assets and any future growth as a stockholder. The shares of any stockholder that owns fewer than 500 shares of record (a "Small Stockholder") would receive cash in place of the fractional share. As a result, the interest of such Small Stockholder in the Company would be terminated and such Small Stockholder would have no right to share in the Company's assets or any future growth.

Exchange of Stock Certificates

Promptly following the effective date of the reverse stock split, the Company will send letters of transmittal to all stockholders of record to be used to transmit Common Stock certificates to the Company's Transfer Agent. Upon proper completion and execution of a letter of transmittal and its return to the Transfer Agent, together with certificates, each stockholder who will have an interest of at least one whole share will receive a new stock certificate. After the Effective Date, each certificate representing shares of Common Stock outstanding prior to the Effective Date and held by a stockholder who is not a Small Stockholder, until surrendered and exchanged for a new certificate, will be deemed for all corporate purposes to evidence ownership of such number of shares as is set forth on the face of the certificate divided by 500. A stockholder will not be entitled to payment of any dividends declared on shares of Common Stock subsequent to the reverse stock split until all certificates for the shares have been reissued to reflect the reverse stock split.

After the reverse stock split and until surrendered, each outstanding certificate held by a Small Stockholder will be deemed for all purposes to represent only the right to receive the amount of cash to which the holder is entitled for

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the Small Stockholder's fractional share. If the Company is unable to locate a
Small Stockholder, funds otherwise payable to such holders pursuant to the reverse stock split will be held until proper claim therefore is made, subject to applicable escheat laws.

Effect of Reverse Stock Split on Options and Warrants

The number of shares subject to outstanding options to purchase shares of our Common Stock also would automatically be reduced in the same 500-to-1 ratio as the reduction in the outstanding shares. Correspondingly, the per share exercise price of those options will be increased in direct proportion to the reverse stock split ratio, so that the aggregate dollar amount payable for the purchase of the shares subject to the options will remain unchanged.

The agreements governing the outstanding warrants to purchase shares of our Common Stock include provisions requiring adjustments to both the number of shares issuable upon exercise of such warrants, and the exercise prices of such warrants, in the event of a reverse stock split.

No Appraisals Rights

Under the Delaware General Corporation Law and our Certificate of Incorporation and Bylaws, you are not entitled to appraisal rights with respect to the reverse stock split.

Material Federal Income Tax Consequences

The following description of the material federal income tax consequences of the reverse stock split is based on the Internal Revenue Code of 1976, as amended, applicable Treasury Regulations promulgated under the Code, judicial authority and current administrative rulings and practices as in effect on the date of this proxy statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the proposed reverse stock split. This discussion is for general information only. It does not discuss the tax consequences that may apply to special classes of taxpayers or that may be relevant to you because of special circumstances (including, without limitation, certain financial institutions, insurance companies, partnerships, "S" corporations, non-resident aliens, brokers or dealers). The state and local tax consequences of the reverse stock split may vary significantly as to each stockholder, depending upon the jurisdiction in which such stockholder resides. We urge stockholders to consult their own tax advisors to determine the particular consequences to them.

Sale or Exchange

You will not recognize any gain or loss on the exchange of your shares of pre-split Common Stock for shares of post-split Common Stock pursuant to the reverse stock split except to the extent that you receive cash in lieu of fractional shares of Common Stock. If your receipt of cash in lieu of a fractional share is treated as a sale or exchange (as defined below) of such share for U.S. federal income tax purposes, you will recognize capital gain or loss equal to the difference between the cash payment you receive and your tax basis in the fractional share. Your tax basis in the fractional share will be equal to your tax basis in the shares you tendered that were not exchanged for shares of Common Stock. The gain or loss will be long-term capital gain or loss if you have held your shares of Common Stock for more than one year at the time of the exchange.

Your receipt of cash in lieu of a fractional share of our common stock will be treated as a redemption and will be subject to the redemption rules of section 302 of the Code. Under section 302 of the Code, a redemption is treated as a sale or exchange for U.S. federal income tax purposes if it:

          o is "not essentially equivalent to a dividend" with respect to you under section 302(b)(1) of the Code;
          o is a "substantially disproportionate" redemption with respect to you under section 302(b)(2) of the Code; or
          o results in a "complete termination" of your stock interest in the Company under section 302(b)(3) of the Code.

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

In determining whether any of these tests has been met, you must take into account not only shares you actually own, but also shares you constructively own within the meaning of Section 318 of the Code.

A redemption of a fractional interest will be treated as "not essentially equivalent to a dividend" if it results in a "meaningful reduction" in your stock interest in the Company. Whether there is a meaningful reduction will depend on your particular facts and circumstances. If you are a stockholder whose relative stock interest (actual or constructive) in the Company is minimal and who exercises no control over corporate affairs and, as a result of the reverse stock split, you reduce your percentage ownership of shares of Common Stock (including any ownership of shares constructively owned), then you generally should be regarded as having had a meaningful reduction in your interest in the Company.

Satisfaction of the "complete termination" and "substantially disproportionate" exceptions is dependent upon compliance with the respective objective tests set forth in Section 302(b)(3) and Section 302(b)(2) of the Code. A redemption will result in a "complete termination" if either (1) all of the shares actually and constructively owned by you are exchanged for cash pursuant to the reverse stock split or (2) all of the shares actually owned by you are exchanged for cash pursuant to the reverse stock split and you are eligible to waive, and effectively waive, the attribution of shares constructively owned by you in accordance with the procedures described in section 302(c)(2) of the Code.

A redemption will be "substantially disproportionate" if the percentage of our outstanding voting stock actually and constructively owned by you immediately following the payment of cash for the fractional share (treating shares resulting in fractional shares pursuant to the reverse stock split as not outstanding) is less than 80% of the percentage of our outstanding voting stock actually and constructively owned by you immediately before the reverse stock split (treating shares resulting in fractional shares pursuant to the reverse stock split as outstanding), and immediately following the exchange you actually and constructively own less than 50% of the total combined voting power of the Company.

Contemporaneous dispositions or acquisitions of stock by a stockholder or related individuals or entities may be deemed to be part of a single integrated transaction and may be taken into account in determining whether any of the foregoing three tests under section 302(b) of the Code has been satisfied.

Dividend

If your receipt of cash in lieu of a fractional share of our common stock does not constitute a sale or exchange, your receipt of cash will be treated as a dividend, taxable as ordinary income, to the extent of your proportionate share of our current or accumulated earnings and profits, as determined under federal income tax principles. To the extent that the amount of the cash you received exceeds your proportionate share of our current and accumulated earnings and profits, the excess first will be treated as a return of capital that will reduce your tax basis in your shares of the Common Stock held prior to the reverse stock split. Any remaining amount after your tax basis has been reduced to zero will be taxable as capital gain (which will be long-term capital gain if you have held your shares for more than one year at the time of the exchange). If, after the reverse stock split, you do not retain any actual stock ownership in the Company (having a stock interest only constructively), you may lose the benefit of your tax basis in your shares, as such tax basis will be transferred to the shares owned constructively. A dividend received by a corporate stockholder may be (1) eligible for a dividends-received deduction (subject to applicable exceptions and limitations) and (2) subject to the "extraordinary dividend" provisions of Section 1059 of the Code.

The recently enacted Jobs and Growth Tax Relief Reconciliation Act of 2003 has reduced the maximum federal income tax rate applicable to long term capital gains to 15% and reduced the maximum federal income tax rate on dividends to 15% for individuals, certain trusts and estates.

Tax Consequences to the Company

We will not recognize any gain or loss as a result of the reverse stock split.

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

Vote and Recommendation

The amendment of the Company's Certificate of Incorporation to effect the reverse stock split requires the affirmative vote of the holders of two-thirds of the outstanding shares of Common Stock. If approved, the amendment will become effective upon filing with the Secretary of State of the State of Delaware (the "Delaware Secretary of State") of the Amended and Restated Certificate of Incorporation, in the form attached hereto as Exhibit A, reflecting the changes resulting from this and the other proposed amendments and assuming all such amendments are adopted by stockholders at the Special Meeting.

The Board of Directors unanimously recommends that stockholders vote "FOR" the proposed amendment to the Certificate of Incorporation to effect the reverse stock split

          Proposal to Amendment to the Certificate of Incorporation to
            Decrease the Number of Authorized Shares of Common Stock
                                 (Proposal Two)

General

Our Company's Certificate of Incorporation currently authorizes the issuance of 2,000,000,000 shares of common stock, par value $.001 per share, 100,000 shares of Class B voting common stock, par value $.00000007 per share, and 6,500,000 shares of preferred stock, par value $.001. Our Board of Directors has unanimously adopted, subject to stockholder approval, an amendment to our Certificate of Incorporation to decrease the number of authorized shares of our common stock from 2,000,000,000 shares to 25,000,000 shares.

On the Record Date and without giving effect to the reverse stock split, we had 1,891,872,407 shares of common stock issued and outstanding and 108,127,593 shares available for issuance. On such date, we also had obligations to issue
(a) an additional 444,096,872 (pre-split) shares of our common stock pursuant to warrants that SovCap Equity Partners Ltd. has the right to receive pursuant to a previously submitted exercise of warrants but which it has agreed could be issued at a future date as the Company did not have sufficient shares available for issuance and an additional 240,000 (pre-split) shares of our common stock issuable upon exercise of other warrants issued to SovCap Equity Partners and
(b) an additional 2,694,289 (pre-split) shares of our common stock issuable upon conversion or exercise of other outstanding warrants and options issued to others. As of the Record Date, we had no shares of Class B voting common stock or preferred stock outstanding.

The Board of Directors believes that it is in the best interests of the Company to decrease the authorized number of shares of Common Stock remaining after the effectiveness of the reverse stock. The Board is proposing to amend the Company's Certificate of Incorporation to decrease the authorized number of shares of the common stock from 2,000,000,000 to 25,000,000 with no change in the 6,500,000 shares of preferred stock currently authorized.

The decrease in the number of authorized shares of Common Stock would result in fewer shares of authorized but unissued shares of Common Stock being available for future issuance. This would decrease the number of shares of Common Stock available for issuance for various purposes, such as to raise capital, to make acquisitions or in response to takeover attempts by third parties (by, for example, reducing the number of shares available to the Company for issuance for the purpose of diluting the stock ownership of a third party contemplating a tender offer or other transaction for the combination of the Company with another company.) The Company believes, however, that after the proposed decrease the number of authorized but unissued shares of Common Stock remaining would be sufficient for such purposes.

Immediately following the reverse stock split, 3,783,745 shares of Common Stock would be outstanding. In addition, 888,194 shares of Common Stock would be issued to SovCap that SovCap has the right to receive pursuant to a previously submitted warrant exercise, resulting in a total of 4,671,939 shares of Common Stock being issued and outstanding. Therefore, following the decrease in the number of authorized shares of Common Stock, 20,328,061 authorized but unissued shares of Common Stock would be available for issuance.

As discussed above in connection with the proposed reverse stock split, the Company is not aware of any effort to accumulate shares of Common Stock or obtain control of the Company. The Company also is not currently contemplating the recommendation of the adoption of any other amendments to the Certificate of Incorporation (other than Proposal One) that could be construed as adversely affecting the ability of third parties to takeover or change control of the Company. However, we are proposing to eliminate a number of provisions in our Certificate of Incorporation which had served as anti-takeover devices.

If this proposal is approved, Section 1 of Article Fourth of the current Certificate of Incorporation will be amended to read as follows:

         "The total number of shares which the Corporation shall have the authority to issue is 51,500,000 shares, consisting of (a) 25,000,000 shares of common stock, par value $0.001 per share (the "Common Stock"), (b) 20,000,000 shares of Class B voting common stock, no par value (the "Class B Voting Stock") and (c) 6,500,000 shares of preferred stock, par value $0.001 per share (the "Preferred Stock")."

Vote and Recommendation

The amendment of the Company's Certificate of Incorporation to decrease the number of authorized shares of Common Stock requires the affirmative vote of the holders of a two thirds of the outstanding shares of Common Stock. If approved, the Company will file a certificate with the Delaware Secretary of State in the form of the Amended and Restated Certificate of Incorporation of the Company, attached hereto as Exhibit A, as soon as reasonably practicable after the Special Meeting, reflecting the changes resulting from this and the other proposed amendments and assuming all such amendments are adopted by stockholders at the Special Meeting, and to become effective upon the filing thereof.

The Board of Directors unanimously recommends that stockholders vote "FOR" the proposed amendment to the Certificate of Incorporation to decrease the number of authorized shares of common stock from 2,000,000,000 to 25,000,000 shares.

     Proposal to Amendment to the Certificate of Incorporation to Repeal the
       Designations of the Class B Voting Common Stock and Series A and B
                                 Preferred Stock
                                (Proposal Three)

Our Board of Directors has unanimously adopted, subject to stockholder approval, an amendment to our Certificate of Incorporation that would amend the provisions of Article Fourth to repeal the designation of the Class B voting common stock (the "Class B Voting Stock") and to repeal the designations of the Series A and B Preferred Stock, none of which shares are issued or outstanding. The Board of Directors does not intend to issue any additional shares of the Class B Voting Stock or Series A or B Preferred Stock. The Board of Directors determined that this amendment is advisable and in the best interests of the Company and its stockholders and directed that it be submitted for the approval of the stockholders at the Special Meeting. The Board of Directors desires to simplify the current Certificate of Incorporation. The provisions of Article Fourth of the current Certificate of Incorporation applicable to the Class B Voting Stock and the Series A and B Preferred Stock unduly complicate the Certificate of Incorporation. For these reasons, the Board of Directors believes it is in best interests of the Company and its stockholders to amend and restate Article Fourth as described above.

If both this proposal and Proposal Two are approved, Section 1 of Article Fourth of the current Certificate of Incorporation will be amended and restated in its entirety to read as follows, Section 2 will be repealed and Section 3 will be redesignated as Section 2:

                  1. "The total number of shares which the Corporation shall have the authority to issue is 31,500,000 shares, consisting of (a) 25,000,000 shares of common stock, par value $0.001 per share (the "Common Stock"), and (b) 6,500,000 shares of preferred stock, par value $0.001 per share (the "Preferred Stock")."

If this proposal but not Proposal Two is approved, Section 1 of Article Fourth of the current Certificate of Incorporation will be amended and restated in its entirety to read as follows, Section 2 will be repealed and Section 3 will be redesignated as Section 2:

                  1. "The total number of shares which the Corporation shall have the authority to issue is 2,006,500,000 shares, consisting of (a) 2,000,000,000 shares of common stock, par value $0.001 per share (the "Common Stock"), and (b) 6,500,000 shares of preferred stock, par value $0.001 per share (the "Preferred Stock")."

Vote and Recommendation

The amendment of the Company's Certificate of Incorporation to repeal the designation of the Class B Voting Stock and Series A and B Preferred Stock requires the affirmative vote of the holders of two-thirds of the outstanding shares of Common Stock. If approved, the Company will file a certificate with the Delaware Secretary of State in the form of the Amended and Restated Certificate of Incorporation of the Company, attached hereto as Exhibit A, as soon as reasonably practicable after the Special Meeting, reflecting the changes resulting from this and the other proposed amendments and assuming all such amendments are adopted by stockholders at the Special Meeting, and to become effective upon the filing thereof. If this amendment is not approved by stockholders, the relevant provisions of the current Certificate of Incorporation will continue in effect

The Board of Directors unanimously recommends that stockholders vote "FOR" the proposed amendment to the Certificate of Incorporation to repeal the designation of the Class B Voting Stock.

              Proposal to Amend the Certificate of Incorporation to
           Change the Name of the Company to Hat Trick Networks, Inc.
                                 (Proposal Four)

General

Given that the Company is no longer engaged in the asset location and identification business, the Board of Directors has adopted, subject to stockholder approval, an amendment to our Certificate of Incorporation to change to the name of the Company to "Hat Trick Networks, Inc." to more closely identify it with the business we intend to pursue.

Important changes have occurred at the Company over the last several years. In December 2001, the Company ceased all active operations after the bridge financing arranged by then management through one of the Company's secured creditors was cancelled in October 2001. Since such time, the Company has focused on a rehabilitation plan that includes working out of distressed accounts payable, resolving outstanding disputes, and either marketing the resulting public shell to interested parties, with the view towards merging it with a profitable operating business, or otherwise acquiring one or more operating businesses or assets. With the assistance of its largest stockholder, the Company believes that it has identified a market niche in the fiber to the premise sector and is actively seeking to acquire businesses or assets in this line of business. The Company intends to purse opportunities in this sector, if it can satisfactorily complete its negotiations with its creditors, including its debenture holders. As the Company's current name does not reflect the Company's business as it exists today and the direction in which it is moving, the Board of Directors believes that changing the name of the Company is a fundamental component of its repositioning in the marketplace. After careful consideration, the Board believes that "Hat Trick Networks, Inc." better reflects the Company's prospective business and it intends to change its ticker symbol accordingly. The change of the Company's name will not affect the validity of currently outstanding stock certificates and stockholders will not be required to surrender or exchange any stock certificates that they currently hold (although if Proposal One is adopted, stockholders will be requested to surrender their certificates for exchange).

If this proposal is approved, Article First of the current Certificate of Incorporation will be amended to read in its entirety as follows:

                  "FIRST: The name of the Corporation is Hat Trick Networks, Inc. (hereinafter, the "Corporation")."

Vote and Recommendation

The amendment of the Company's Certificate of Incorporation to change the name of the Company requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock. If approved, the Company will file a certificate with the Delaware Secretary of State in the form of the Amended and Restated Certificate of Incorporation of the Company, attached hereto as Exhibit A, as soon as reasonably practicable after the Special Meeting, reflecting the changes resulting from this and the other proposed amendments and assuming all such amendments are adopted by stockholders at the Special Meeting, and to become effective upon the filing thereof. If this amendment is not approved by stockholders, the relevant provisions of the current Certificate of Incorporation will continue in effect.

The Board of Directors unanimously recommends that stockholders vote "FOR" the proposed amendment to the Certificate of Incorporation to change the name of the Company to "Hat Trick Networks, Inc."

    Proposal to Amend Certain Provisions of Article Sixth of the Certificate
                                of Incorporation
                                 (Proposal Five)

Our Board of Directors has unanimously adopted, subject to stockholder approval, an amendment to our Certificate of Incorporation to eliminate the provisions of clause (c) of Article Sixth requiring the division of directors into three classes (the "Staggered Board") and replace it with a single class of directors who are elected annually.

Article Sixth, clause (c) of the current Certificate of Incorporation provides as follows:

                  "(c) The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors consisting of not less than one nor more than eleven directors, the exact number of directors to be determined from time to time by resolution adopted by the affirmative vote of a majority of the directors then in office. The directors shall be divided into three classes, designated Class I, Class II, and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. At each annual meeting of stockholders beginning in 1995, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term, with the term of the initial Class I directors terminating as of the 1995 annual meeting, the term of the initial Class II directors terminating as of the 1996 meeting, and with the term of the initial Class III directors terminating as of the 1997 meeting. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, but in no case shall a decrease in the number of directors shorten the term of any incumbent director. A director shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Any vacancy on the Board of Directors that results from an increase in the number of directors may be filled by a majority of the Board of Directors then in office, provided that a quorum is present, and any other vacancy occurring in the Board of Directors may be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director. Any director of any class elected to fill a vacancy resulting from an increase in the number of directors in such class shall hold office for a term that shall coincide with the remaining term of that class. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his predecessor."

The Staggered Board was adopted by the Company as a means of preventing a takeover of the Company by a "hostile" board elected as the result of a successful stockholder initiative proposing an alternative slate of directors at an Special Meeting. The Board of Directors believes that it should no longer retain a provision for a Staggered Board because of the Board of Directors' desire to remove certain anti-takeover defenses from the Company's constituent documents and the negative perception among many potential investors and investor groups concerning staggered boards in general. Therefore, subject to stockholder approval, the Board of Directors has resolved to repeal those provisions of clause (c) of Article Sixth of the Certificate of Incorporation relating to a Staggered Board and to replace it to read in its entirety as follows:

                  "(c) The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors consisting of not less than one nor more than eleven directors, the exact number of directors to be determined from time to time by resolution adopted by the affirmative vote of a majority of the directors then in office. Any vacancy on the Board of Directors that results from an increase in the number of directors may be filled by a majority of the Board of Directors then in office, provided that a quorum is present, and any other vacancy occurring in the Board of Directors may be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director. Any director of any class elected to fill a vacancy resulting from an increase in the number of directors in such class shall hold office for a term that shall coincide with the remaining term of that class. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his predecessor."

In conjunction with its approval of the above amendment to repeal those provisions of clause (c) of Article Sixth of the Certificate of Incorporation relating to a Staggered Board, the Board of Directors adopted, subject to the approval of this Proposal Five and Proposal Nine, to amend and restate the Company's Bylaws (which also provide for a Staggered Board), and in connection therewith provide for the annual election of all directors as follows:

                  "Section 1. Number and Election of Directors. The Board of Directors shall consist of not less than one nor more than eleven members, the exact number of which shall be fixed from time to time by the Board of Directors. Except as provided in Section 2 of this Article III, directors shall be elected by a plurality of the votes cast at the Annual Meeting of Stockholders and each director so elected shall hold office until the next Annual Meeting of Stockholders and until such director's successor is duly elected and qualified, or until such director's earlier death, resignation or removal. Any director may resign at any time upon written notice to the Corporation. Directors need not be stockholders."

Vote and Recommendation

The affirmative vote of at least two-thirds of the outstanding shares of Common Stock entitled to vote at the Special Meeting will be required to approve this proposal. If approved, the Company will file a certificate with the Delaware Secretary of State in the form of the Amended and Restated Certificate of Incorporation of the Company, attached hereto as Exhibit A, as soon as reasonably practicable after the Special Meeting, reflecting the changes resulting from this and the other proposed amendments and assuming all such amendments are adopted by stockholders at the Special Meeting, and to become effective upon the filing thereof. If this proposed amendment to Article Sixth of the Certificate of Incorporation is not authorized by the stockholders, the Company will continue with the Staggered Board

The Board of Directors unanimously recommends that stockholders vote "FOR" the adoption of the proposal to repeal those provisions of clause (c) of Article Sixth of the Certificate of Incorporation relating to a Staggered Board.

     Proposal to Repeal Certain Provisions of Article Six of the Certificate
                                of Incorporation
                                 (Proposal Six)

Our Board of Directors has unanimously adopted, subject to stockholder approval, an amendment to our Certificate of Incorporation to eliminate the provisions of clause (d) of Article Sixth requiring that directors may be removed by stockholders holding two thirds of the shares entitled to vote.

Article Sixth, clause (d) of the current Certificate of Incorporation provides as follows:

                  (d) Directors of the Corporation may be removed by stockholders of the Corporation with or without cause by the affirmative vote of not less than two-thirds (2/3) of the votes entitled to be cast by the holders of all the then outstanding shares of Voting Stock (as defined in Article Eighth herein).

This provision was intended to serve as an anti-takeover device and may have the effect of delaying, deterring or preventing a change of control of the Company to the detriment of stockholders. As discussed in prior proposals, the Board of Directors desires to eliminate certain anti-takeover devices from the Company's constituent documents and believes that the amendment of clause (d) of Article Sixth is in the best interests of the Company and its stockholders. Therefore, subject to stockholder approval, the Board of Directors has resolved to repeal the provisions of clause (d) of Article Sixth of the Certificate of Incorporation and permit directors to be removed by a simple majority of the shares entitled to vote.

In conjunction with its approval of the above amendment to repeal those provisions of clause (d) of Article Sixth of the Certificate of Incorporation relating to removal of directors, the Board of Directors adopted, subject to the approval of this Proposal Six and Proposal Nine, to amend the Company's Bylaws to amend the second paragraph of Section 1 of Article III of the Bylaws to reduce to a majority from two-thirds, the vote of stockholders required to remove to directors with or without cause.

Vote and Recommendation

The affirmative vote of at least two-thirds of the outstanding shares of Common Stock entitled to vote at the Special Meeting will be required to approve this proposal. If approved, the Company will file a certificate with the Delaware Secretary of State in the form of the Amended and Restated Certificate of Incorporation of the Company, attached hereto as Exhibit A, as soon as reasonably practicable after the Special Meeting, reflecting the changes resulting from this and the other proposed amendments and assuming all such amendments are adopted by stockholders at the Special Meeting, and to become effective upon the filing thereof. If this proposed amendment to Article Sixth of the Certificate of Incorporation is not authorized by the stockholders, the Company will continue with the above provisions with respect to removal of directors.

The Board of Directors unanimously recommends that stockholders vote "FOR" the adoption of the proposal to repeal the provisions of clause (d) of Article Sixth of the Certificate of Incorporation.

      Proposal to Repeal Article Eighth of the Certificate of Incorporation
                                (Proposal Seven)

Our Board of Directors has unanimously adopted, subject to stockholder approval, an amendment to our Certificate of Incorporation to eliminate the provisions of Article Eighth. Article Eighth addresses certain business combinations with interested stockholders, as discussed below. The Board of Directors determined that this amendment is advisable and in the best interests of the Company and its stockholders and directed that it be submitted for the approval of the stockholders at the Special Meeting.

The current Certificate of Incorporation requires the affirmative vote of the holders of two-thirds of the outstanding voting securities of the Company before the Company can engage in certain transactions with an "Interested Stockholder", defined in the Certificate of Incorporation to be a person owning 10% or more of the voting securities of the Company, subject to certain exceptions. These provisions were intended to serve as an anti-takeover device and may have the effect of delaying, deterring or preventing a change of control of the Company to the detriment of stockholders. As discussed in prior proposals, the Board of Directors desires to eliminate certain anti-takeover devices from the Company's constituent documents and believes that the repeal of Article Eighth is in the best interests of the Company and its stockholders. Further, Section 203 of the Delaware General Corporation Law provides the Company with certain protections against takeover attempts by certain interested stockholders as that term is defined in Section 203. The Board of Directors believes that Section 203 provides the Company with adequate protection against abusive and unwanted takeover tactics.

Vote and Recommendation

The affirmative vote of at least two-thirds of the outstanding shares of Common Stock entitled to vote at the Special Meeting will be required to approve this proposal. If approved, the Company will file a certificate with the Delaware Secretary of State in the form of the Amended and Restated Certificate of Incorporation of the Company, attached hereto as Exhibit A, as soon as reasonably practicable after the Special Meeting, reflecting the changes resulting from this and the other proposed amendments and assuming all such amendments are adopted by stockholders at the Special Meeting, and to become effective upon the filing thereof. If this proposed amendment to Article Eighth of the Certificate of Incorporation is not authorized by the stockholders, Article Eighth will not be repealed and will remain in effect.

The Board of Directors unanimously recommends that stockholders vote "FOR" the adoption of the proposal to repeal Article Eighth of the Certificate of Incorporation.

    Proposal To Repeal Certain Provisions of Article Ninth Of The Certificate
                                Of Incorporation
                                (Proposal Eight)

Our Board of Directors has unanimously adopted, subject to stockholder approval, an amendment to our Certificate of Incorporation to eliminate those provisions of Article Ninth which permits action of stockholders by written consent only if such consent is unanimous. The Board of Directors determined that this amendment is advisable and in the best interests of the Company and its stockholders and directed that it be submitted for the approval of the stockholders at the Special Meeting.

Article Ninth of the current Certificate of Incorporation in relevant part provides as follows:

                  "NINTH: Any action required or permitted to be taken by the stockholders of the Corporation may be effected either at an annual or special meeting of stockholders of the Corporation or by unanimous written consent of the stockholders. Except for action taken by unanimous written consent of the stockholders, no action may be taken by the stockholders by written consent."

This provision was intended to serve as an anti-takeover device and may have the effect of delaying, deterring or preventing a change of control of the Company to the detriment of stockholders. As discussed in prior proposals, the Board of Directors desires to eliminate certain anti-takeover devices from the Company's constituent documents and believes that the repeal of Article Ninth is in the best interests of the Company and its stockholders. Further, pursuant to Section 228 of the Delaware General Corporation Law, unless otherwise provided in the Certificate of Incorporation, any action that may be taken at a special or annual meeting of stockholders may be taken by written consent signed by the holders of outstanding stock having not less than the minimum number of votes that would have been necessary to approve such action at a meeting. The Board of Directors believes that if a majority of the stockholders are in favor of a certain action, the Company should be entitled to act by written consent and not have to undertake the time and expense of holding a meeting of stockholders.

In conjunction with its approval of the above amendment to repeal those provisions of Article Ninth of the Certificate of Incorporation relating to action by consent, the Board of Directors adopted, subject to the approval of this Proposal Eight and Proposal Nine, to amend the Company's Bylaws to remove the similar paragraph from Section 11 of Article II thereof.

Vote and Recommendation

The affirmative vote of at least two-thirds of the outstanding shares of Common Stock entitled to vote at the Special Meeting will be required to approve this proposal. If approved, the Company will file a certificate with the Delaware Secretary of State in the form of the Amended and Restated Certificate of Incorporation of the Company, attached hereto as Exhibit A, as soon as reasonably practicable after the Special Meeting, reflecting the changes resulting from this and the other proposed amendments and assuming all such amendments are adopted by stockholders at the Special Meeting, and to become effective upon the filing thereof. If this proposed amendment to Article Ninth of the Certificate of Incorporation is not authorized by the stockholders, Article Ninth will not be repealed and will remain in effect.

The Board of Directors unanimously recommends that stockholders vote "FOR" the adoption of the proposal to repeal the applicable section of Article Ninth of the Certificate of Incorporation.

     Proposal to Repeal Article Eleventh of the Certificate of Incorporation
                                 (Proposal Nine)

Our Board of Directors has unanimously adopted, subject to stockholder approval, an amendment to our Certificate of Incorporation which would repeal the provisions of Article Eleventh of the Certificate of Incorporation. Article Eleventh addresses, among other things, amendment of the Certificate of Incorporation and Bylaws.

Article Eleventh of the current Certificate of Incorporation currently provides as follows:

                  ELEVENTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation or in the Bylaws of the Corporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation, provided, however, that subject to the powers and rights provided for herein with respect to Preferred Stock issued by the Corporation, if any, but notwithstanding anything else contained in this Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least two-thirds (2/3) of the combined voting power of all of the Voting Stock, voting together as a single class, shall be required to alter, amend, rescind or repeal (i) Article FOURTH, Article SIXTH, Article SEVENTH, Article EIGHTH, Article NINTH, Article TENTH, or this Article ELEVENTH, or to adopt any provision inconsistent therewith and
         (ii) Sections 3 and 8 of Article II, Section 1 of Article III and
         Article VIII of the Bylaws of the Corporation or to adopt any provision inconsistent therewith.

The Board of Directors determined that this amendment is advisable and in the best interests of the Company and its stockholders and directed that it be submitted for the approval of stockholders at the Special Meeting. Article Eleventh of the current Certificate of Incorporation provides, among other things, that a stockholder vote of two-thirds of the outstanding shares is required to amend certain provisions of the Certificate of Incorporation. This requirement is well in excess of the simple majority vote of outstanding shares required for such amendment under the Delaware General Corporation Law. Such a super-majority voting provision may have the effect of deterring or delaying proposals relating to a change of control of the Company to the detriment of stockholders. As discussed in prior proposals, the Board of Directors desires to remove certain anti-takeover devices present in the Company's constituent documents. Accordingly the Board of Directors believes it is in the best interests of stockholders to repeal Article Eleventh of the Certificate of Incorporation.

Vote and Recommendation

The affirmative vote of at least two-thirds of the outstanding shares of Common Stock entitled to vote at the Special Meeting will be required to approve this proposal. If approved, the Company will file a certificate with the Delaware Secretary of State in the form of the Amended and Restated Certificate of Incorporation of the Company, attached hereto as Exhibit A, as soon as reasonably practicable after the Special Meeting, reflecting the changes resulting from this and the other proposed amendments and assuming all such amendments are adopted by stockholders at the Special Meeting, and to become effective upon the filing thereof. If this proposed amendment of Article Eleventh of the Certificate of Incorporation is not authorized by the stockholders, Article Eleventh will not be repealed and will remain in effect.

The Board of Directors unanimously recommends that stockholders vote "FOR" the adoption of the proposal to repeal the applicable section of Article Eleventh of the Certificate of Incorporation.

                            Ownership of Common Stock

General

The following table sets forth as of __________, 2004, the number and percentage of the outstanding shares of common stock which, according to the information supplied to Tracker, were beneficially owned by (i) our sole executive officer and director and (ii) each person who, to the knowledge of Tracker is the beneficial owner of more than 5% of the outstanding common stock. Except as otherwise indicated, the persons named in the table have sole voting and dispositive power with respect to all shares beneficially owned. As of such date, Tracker had

1,891,872,407 shares of common stock outstanding and no shares of Class B voting common stock or preferred stock outstanding.

Name, Position and Address                                   Number                Percentage
of Beneficial Owner                                          ------                ----------
-------------------
Paul Hamm                                                 1,895,589,909(1)              81.1%
SovCap Investment Management Group, LLC
10 Glenlake Parkway, Suite 130
Atlanta, GA 30328

Peter Martin                                              1,895,589,909(1)              81.1%
SovCap Investment Management Group, LLC
10 Glenlake Parkway, Suite 130
Atlanta, GA 30328

SovCap Equity Partners, Ltd.                              1,895,589,909(1)              81.1%
Cumberland House
#27 Cumberland Street
P.O.  Box N-10818
Nassau, New Providence
The Bahamas

Jay S.  Stulberg                                              2,977,289(2)                *
President, Chief Financial Officer and sole director
c/o The Tracker Corporation of America
860 Denison Street, Unit 7
Markham, Ontario, L3R 4H1

------------------

         *  Less than 1%

         (1) Number consists of 1,451,253,037 shares of Common Stock owned directly by SovCap Equity Partners and 444,096,872 shares of Common Stock which has the right to receive pursuant to a previously submitted exercise of warrants but which it has agreed could be issued at a future date as we did not have a sufficient number of shares available, and 240,000 shares of Common Stock which it has the right to acquire upon exercise of other warrants. SovCap Investment Management Group LLC ("SovCap IMG"), the investment manager for SovCap, may be deemed to beneficially own the shares beneficially owned by SovCap as a result of its shared dispositive power with respect to the shares of Common Stock owned by SovCap. Paul Hamm and Peter Martin, the managing members of SovCap IMG, may be deemed to beneficially own any shares beneficially owned by SovCap IMG. Neither SovCap IMG, Hamm or Martin beneficially owns any shares of Common Stock, other than the shares of Common Stock owned by SovCap. Each of SovCap IMG, Hamm and Martin disclaim beneficial ownership of the shares held by SovCap.

         (2) Number of shares includes the option to purchase 1,244,289 shares of common stock.

Interest of Certain Persons in Matters to be Acted Upon

To the knowledge of the Company, no person who has been a director or officer of the Company at any time since the beginning of the Company's last fiscal year or any associate of any such person has any direct or indirect substantial interest, by security holdings or otherwise, in any matter to be acted upon, as set forth in this Proxy Statement.

                                  Other Matters

As of the date of this proxy statement, our management did not know of any matters to be presented for consideration at the Special Meeting other than those described in this proxy statement. If any other matters properly come before the Special Meeting, the accompanying form of proxy confers discretionary authority with respect to those matters, and the persons named in the accompanying form of proxy intend to vote that proxy, to the extent entitled, in accordance with their best judgment.

                        Additional Available Information

The Company is subject to the informational filing requirements of the Exchange Act and, in accordance therewith, is required to file periodic reports, proxy statements and other information with the SEC relating to its business, financial condition and other matters. Such reports, proxy statements and other information can be inspected and copied at the public reference facility maintained by the SEC at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. Information regarding the public reference facilities may be obtained from the SEC by telephoning 1-800-SEC-0330. The Company's filings are also available to the public on the SEC's website (http://www.sec.gov). Copies of such materials may also be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates.

                       Statement of Additional Information

The Company's Annual Report on Form 10-K for the year ended March 31, 2003 and Quarterly Reports on Form 10-QSB, for the quarters ended June 30, 2003, September 30, 2003 and December 31, 2003 have been incorporated herein by this reference.

The Company will provide without charge to each person, including any beneficial owner of such person, to whom a copy of this Proxy Statement has been delivered, on written or oral request, a copy of any and all of the documents referred to above that have been or may be incorporated by reference herein other than exhibits to such documents (unless such exhibits are specifically incorporated by reference herein). All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Proxy Statement shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

                Stockholder Proposals for the Next Annual Meeting

Any proposal by a stockholder to be presented at the next annual meeting must be received at the Company's principal executive offices, 860 Denison Street, Unit 7, Markham, Ontario L3R 4H, not later than December 31, 2004.


By Order of the Board of Directors:

___________, 2004




STOCKHOLDERS ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOUR PROMPT RESPONSE AND COOPERATION ARE APPRECIATED.

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                                                                       EXHIBIT A

                              AMENDED AND RESTATED

                          CERTIFICATE OF INCORPORATION

                                       OF

                       THE TRACKER CORPORATION OF AMERICA.

         The Tracker Corporation of America, a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

         1. The name of the corporation (the "Corporation") is The Tracker Corporation of America. The Corporation was originally incorporated under the same name, and the date of the filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was July 1, 1994.

         2. This Amended and Restated Certificate of Incorporation amends, integrates and restates in its entirety the provisions of the Certificate of Incorporation, as amended, and was duly adopted in accordance with the applicable provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware.

         3. The text of the Amended and Restated Certificate of Incorporation is hereby further amended and restated to read as herein set forth in full.

         FIRST: The name of the Corporation is Hat Trick Networks, Inc. (hereinafter, the "Corporation").

         SECOND: The registered office of the Corporation is to be located at 2711 Centerville Road, Suite 400, Wilmington, Delaware, 19808, New Castle County. The name of its registered agent at that address is Corporation Service Company.

         THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware as set forth in Title 8 of the Delaware Code (the "DGCL").

         FOURTH: 1. The total number of shares which the Corporation shall have the authority to issue is 31,500,000 shares, consisting of (a) 25,000,000 shares of common stock, par value $0.001 per share (the "Common Stock"), and (b) 6,500,000 shares of preferred stock, par value $0.001 per share (the "Preferred Stock"). Upon the filing (the "Effective Date") of this Amended and Restated Certificate of Incorporation, each 500 shares of the Common Stock issued and outstanding as of the date and time immediately preceding the Effective Date, shall be automatically changed and reclassified, as of the Effective Date and without further action, into one (1) fully paid and nonassessable share of Common Stock. There shall be no fractional shares issued. A holder of record of Common Stock on the Effective Date who would otherwise be entitled to a fraction of a share shall, in lieu thereof, be entitled to receive a cash payment in an amount equal to the fraction to which the stockholder would otherwise be entitled multiplied by the average closing sale price of shares of Common Stock (on a post-split basis) for the 20 trading days immediately prior to the Effective Date or, if no sale takes place on those days, the average of the bid and asked prices for those day in the over-the-counter market as reported by the Pink Sheets LLC or such other readily available electronic quotation service or if such information is not readily available on such days, the fair market value as determined by the Board of Directors it is sole discretion.

                  2. The Board of Directors of the Corporation (the "Board of Directors") is authorized, subject to any limitations prescribed by law, to provide for the issuance of the shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences, and rights of the shares of each such series and any qualifications, limitations or restrictions thereon. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Common Stock, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the certificate or certificates establishing the series of Preferred Stock.

         FIFTH: The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of the Board of Directors and stockholders:

         (a) The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

         (b) The Board of Directors shall have concurrent power with the stockholders to make, alter, amend, change, add to or repeal the Bylaws of the Corporation.

         (c) The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors consisting of not less than one nor more than eleven directors, the exact number of directors to be determined from time to time by resolution adopted by the affirmative vote of a majority of the directors then in office. Any vacancy on the Board of Directors that results from an increase in the number of directors may be filled by a majority of the Board of Directors then in office, provided that a quorum is present, and any other vacancy occurring in the Board of Directors may be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director. Any director of any class elected to fill a vacancy resulting from an increase in the number of directors in such class shall hold office for a term that shall coincide with the remaining term of that class. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his predecessor.

         (d) No director shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit. Any repeal or modification of this Article SIXTH by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

         (e) In addition to the powers and authority hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the DGCL, this Certificate of Incorporation, and any Bylaws adopted by the stockholders; provided, however, that no Bylaws hereafter adopted by the stockholders shall invalidate any prior act of the directors which would have been valid if such Bylaws had not been adopted.

         (f) Elections of directors need not be by written ballot unless required by the Bylaws of the Corporation.

         SIXTH: Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under the provisions of Section 291 of the DGCL or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of Section 279 of the DGCL, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing seventy-five percent (75%) in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

         SEVENTH: Special meetings of stockholders may be called only by the Chairman of the Board, if there be one, the President, the Board of Directors pursuant to a resolution adopted by a majority of the entire Board of Directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption) or by the owner or owners, at the time of such call for a special meeting, of twenty percent (20%) or more of the issued and outstanding common stock of the Corporation. Written notice of a special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called shall be given not less than ten (10) (unless a longer period is required by law) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting

         EIGHTH The Corporation has the power to indemnify, and to purchase and maintain insurance for, its directors, officers, trustees, employees and other persons and agents, and (without limiting the generality of the foregoing) shall indemnify its directors and officers against all liability, damage and expense arising from or in connection with service for, employment by, or other affiliation with the Corporation or other firms or entities to the maximum extent and under all circumstances permitted by law.

         NINTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation or in the Bylaws of the Corporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

         IN WITNESS WHEREOF, the undersigned, being the President of The Tracker Corporation of America does hereby execute this Amended and Restated Certificate of Incorporation as of the _____ day of _________, 2004.

                                       THE TRACKER CORPORATION OF AMERICA



                                       By:_______________________________
                                          Jay Stulberg, President

                       THE TRACKER CORPORATION OF AMERICA

 PROXY SOLICITED BY THE BOARD OF DIRECTORS OF THE TRACKER CORPORATION OF AMERICA FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON _______. __________, 2004

The undersigned hereby constitutes and appoints Jay Stulberg , as Proxy of the undersigned, with full power to appoint his substitute, and authorize him them to represent and to vote all shares of common stock, par value $.001 per share, of The Tracker Corporation of America. (the "Company") held of record by the undersigned as of the close of business on _____________, 2004 at the Special Meeting of Stockholders (the "Special Meeting") to be held at the offices of __________________, at ______ a.m. local, on __________. ___________. 2004 and at any adjournments or postponements thereof.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, 5, 6, 7, 8 and 9. In his discretion, the Proxy are each authorized to vote upon such other business as may properly come before the Special Meeting and any adjournments or postponements thereof. A stockholder wishing to vote in accordance with the Board of Directors' recommendations need only sign and date this proxy and return it in the enclosed envelope.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Special Meeting of Stockholders and the Proxy Statement with respect thereto and hereby revoke(s) any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

                    PLEASE VOTE, DATE AND SIGN ON REVERSE AND
                    RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

The Board of Directors recommends a vote FOR Proposals 1, 2, 3, 4, 5, 6, 7, 8, and 9,

1. Proposal to approve a 500 for one reverse stock split of the Company's Common Stock.

            [ ] FOR               [ ] AGAINST            [ ] ABSTAIN

2. Proposal to amend the Company's Certificate of Incorporation to decrease the number of authorized shares of the Company's Common Stock from 2,000,000,000 to 25,000,000.

            [ ] FOR               [ ] AGAINST            [ ] ABSTAIN

3. Proposal to amend the Company's Certificate of Incorporation to repeal the designations of the Class B Voting Stock and Series A and Series B Preferred Stock.

            [ ] FOR               [ ] AGAINST            [ ] ABSTAIN

4. Proposal to amend the Company's Certificate of Incorporation to change the name of the Company to Hat Trick Networks, Inc..

            [ ] FOR               [ ] AGAINST            [ ] ABSTAIN

5. Proposal to amend Article Sixth of the Company's Certificate of Incorporation to repeal certain provisions thereof.

            [ ] FOR               [ ] AGAINST            [ ] ABSTAIN

6. Proposal to amend Article Sixth of the Company's Certificate of Incorporation to repeal certain provisions thereof.

            [ ] FOR               [ ] AGAINST            [ ] ABSTAIN

7. Proposal to amend the Company's Certificate of Incorporation to repeal Article Eighth.

            [ ] FOR               [ ] AGAINST            [ ] ABSTAIN

8. Proposal to amend the Company's Certificate of Incorporation to repeal Article Ninth.

            [ ] FOR               [ ] AGAINST            [ ] ABSTAIN

9. Proposal to amend the Company's Certificate of Incorporation to repeal Article Eleventh.

            [ ] FOR               [ ] AGAINST            [ ] ABSTAIN

In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

Date:

Stockholder sign here                       Co-owner sign here


-----------------------------               -------------------------------
Print name:                                 Print name:
Title, if applicable:                       Title, if applicable:

Please sign name exactly as shown hereon. If more than one holder, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation or partnership, the proxy should be signed by a duly authorized person, indicating title or authority.

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